FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported) February 5, 2003

             (Exact name of registrant as specified in its charter)

                           Flexsteel Industries, Inc.

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(State or other jurisdiction          (Commission            (IRS Employer
    of incorporation                  File Number)         Identification No.)

       Minnesota                        0-5151                 42-0442319

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     Registrant's telephone number, including area code 563-556-7730



     Item 5.    Other Events

     On February 5, 2003, Flexsteel Industries, Inc. Announces Second Quarter and Year-to-Date Operating Results. See Exhibit A attached hereto and incorporated herein for further information.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                  Flexsteel Industries, Inc.
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                                                       (Registrant)



Date:    February 5, 2003                By:  /s/  R.J. Klosterman
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                                              R.J. Klosterman
                                              Financial Vice President &
                                              Principal Financial Officer